UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2009

Item 1.                                                   Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

52160

FPA Perennial Fund, Inc.

June 30, 2009

LETTER TO SHAREHOLDERS

Since the year end Shareholder Letter, many significant positive developments occurred, particularly in the credit markets. From last fall through the first quarter, credit markets were largely frozen. Worried about getting too close to the precipice, market participants watched from a healthy distance on the sidelines to see if normal functions would return to the system. During this past quarter, liquidity was largely restored to the markets. Extreme credit spreads narrowed substantially. Government support of the commercial paper market is now tailing off as activity resumes for better credits. Banks successfully raised equity to repair their stretched balance sheets. The stock market rallied strongly. At this point we believe the enormous global central bank interventions have removed concerns about the viability of the financial system.

Like the markets, the worst of the economic contraction appears behind us. In the July update to its World Economic Outlook, the International Monetary Fund noted that, "the global economy is beginning to pull out of recession." The same report contained a half point increase in the 2010 global GDP growth forecast to 2.5% overall. After the last 18 months when forecasts were steadily reduced, increased expectations are a sign the worst has passed.

Unfortunately, the end of the recession's deepest phase does not herald a return to buoyant growth. Instead we expect a subdued economic outlook for the next year. In the second half of 2009, many companies' sales will improve as customers rebuild inventories. Comparisons with prior year results also become favorable after the third quarter. Overwhelming these benefits and likely providing the biggest headwind to growth is the weakness we expect in consumer spending.

Consumer Spending

Struggling to rebuild savings and reduce personal debt, we believe consumers will not return to their free-spending ways anytime in the foreseeable future. Recently reported data from the Federal Reserve on the U.S. household balance sheet shows (through the first quarter of 2009) that total household net worth declined by $12 trillion or 20% from the end of 2007. We believe this cumulative decline will have a significant impact on behavior. Economists call the change in consumer spending based on changes in asset values the wealth effect. During the first 6-7 years of the decade, we saw this effect in action as consumers observed increasing values for their homes and investment portfolios. Feeling flush they often extracted equity from their homes to fuel spending. Unfortunately, the wealth effect also works in reverse. The declines in housing and financial assets of the last year put a significant crimp on consumer spending. We expect that impact to persist for many years into the future.

Evidence of the changed behavior was present in the most recent Commerce Department release of the consumer savings rate. The rate of 6.9% in May was the highest since December 1993. After years of focusing on spending (mostly through borrowing rather than wage growth), consumers have turned one hundred eighty degrees to head in the other direction. The Fed data shows why. Ignoring declines in real estate prices and all their related problems, we see that household equity ownership (direct and indirect) alone declined by $9.4 trillion or 46% from the end of 2007 through March 2009. Consumers, in particular baby boomers, counted on those equity holdings for retirement. In the years ahead, those accounts will need to be replenished. Salted away retirement money will not be available for consumer spending.

Ironically, what is bad for the economy (an increasing consumer savings rate) is good for the individual, who for years had spent recklessly. Economists call this the paradox of thrift, a term popularized by John Maynard Keynes in The General Theory of Employment, Interest and Money.

Another place we see the impact on behavior is consumer credit. When the government recently released its May data, it showed that consumer borrowing fell for the fourth straight month. That is the longest consecutive monthly decline since 1991. While some of this fall could result from fewer offers from lenders, we believe the majority stems from the desire to reduce borrowings. According to the Fed data, at the end of the first quarter the household debt ratio to GDP was only 2% of GDP lower than at the end of 2007. The combination of debt repayment which has just begun and less available credit can only diminish future consumer spending.

Adding to the consumer's woes is the weakness in the labor market. In June the Bureau of Labor Statistics data showed the unemployment rate reached 9.5%. Since the start of the recession, 7.2 million workers have lost their jobs. These losses equal the total number of jobs created during the previous expansion. This is the first time since the Great Depression that this phenomenon has occurred. The pressure on consumers extends beyond the unemployed to those currently working. Rather than eliminating jobs, many businesses and governments are reducing hours worked and forcing employees to take unpaid leave. This trend appears in the data on the average work week for the private sector. At 33 hours, the most recent rate is the lowest in the 45 year history of the data. Looking ahead, most forecasters expect the unemployment rate to rise above 10% in coming months. These trends are another factor unlikely to increase spending.

Against this backdrop of worry about the consumer, we selectively continue to own several retailers. O'Reilly Automotive sells car parts and provides technical advice to consumers to enable them to keep their cars in operation. The company should also benefit over the next few years from its 2008 purchase of CSK Auto. CarMax's high quality, late-model used cars offer exceptional value for buyers. Nearly half of Signet Jeweler's business comes from bridal sales which historically have been less affected by economic cycles. We discuss in much greater detail later in this letter the substantial improvements we see in the competitive positions of CarMax and Signet.

Government Intervention

As conditions in the credit markets ground to a halt last year, government agencies stepped into the breach to provide needed liquidity. Following the collapse of the GSEs (Fannie and Freddie), investment banks and AIG, came political demands for greater involvement. The resulting activity created substantial uncertainty for the markets. We are watching several areas closely to determine what impact these actions have on the economy and our investments.

The first areas producing uncertainly are fiscal deficits and future tax policy. Since the Reagan years, the U.S. generally has run annual fiscal deficits between 2-5% of GDP. During the second Bush administration the level of those deficits accelerated. President Obama inherited a plunging economy and related drop in tax revenues. Based on those lower receipts, the stimulus spending and other Treasury stabilization programs, the F2009 (fiscal 2009) deficit just crossed $1 trillion, on its way to an estimated $1.8 trillion for the year. This implies a rate of about 13% of this year's GDP. To put the size in perspective, the previous all-time high deficit of $455 billion in F2008 was about a quarter of the F2009 level. For each of the next two years, the Congressional Budget Office predicts the deficits will equal the F2009 level. The White House budget for F2010 goes even further projecting a cumulative deficit (on top of existing borrowings) from F2010 to F2019 of $7.1 trillion.

That brings us to the budget's proposed new programs. Watching the Congressional debate on new health care legislation, we can say with certainty at this point that the final details are not clear even to the participants. One generally accepted principle of all the bills is the goal of increasing coverage. Statements by the leadership suggest that this cost will be limited to an additional $1 trillion over 10 years. While an enormous increase, even that figure must be taken with a grain of salt. Looking back to President Bush's Medicare Part D election sop in 2003, it was projected to cost $400 billion over the following decade. One year later, after the 2004 elections, the new Part D estimated cost increased to $1.2 trillion. We expect any enacted health care legislation to experience similar cost inflation over time.

In the face of severe deficits — potentially exacerbated by increased spending — businesses,

consumers and investors have awakened to the inevitability of tax increases. Recent discussion in Congress proposed an income tax increase to pay for the new health care program. Adding to the likely tax bill, state and local municipal finances are severely strained. Needless to say, higher tax rates will only reduce consumer spending further.

The second substantial uncertainty confronting the markets is regulatory change. Government response to most crises includes subsequent increases in regulation. From the Glass-Steagall Act in 1933 to the more recent Sarbanes-Oxley Act, the pattern has been repeated many times. We would argue that it was not the lack of regulation that caused the financial crisis. Regulators had the necessary tools to combat excesses in the markets but failed to use them. Judgment is a regulator's most important quality, yet it is impossible to legislate. Given the magnitude of this economic downturn, unfortunately it is no surprise to witness the increasing governmental vigor on this front.

The government's involvement in the auto bankruptcies altered accepted practices for the treatment of secured creditors. While the GM and Chrysler cases may be viewed as exceptions by bankruptcy courts, borrowers with similar profiles likely will find it much more difficult to secure funds in the future. When they do get funding, lenders will likely demand a higher rate to compensate for this risk. Consistent application of the laws separates the financial systems in developed countries from those in emerging markets. Such consistency attracted foreign capital and enabled the historical low cost of borrowing for the U.S. We hope future government actions do not jeopardize this status.

Several weeks ago, the White House economic team released a "white paper" outlining their wish list for regulatory reforms in the financial sector. Without belaboring the proposal's details, one of its central elements deserves mention. The regulatory "wind down" power is what the Federal Reserve and FDIC use to close troubled banks. Lacking that authority, the regulators claim, was a major impediment to their ability to deal with last year's non-bank collapses. The President's proposal would give the power to close any financial institution to a yet to be determined regulator. We strongly believe this type of intervention creates the risk of political interference mentioned above, compared to the relatively apolitical system managed by the bankruptcy courts. If a government agency emerges with this power and exercises it, we wonder how the process will be improved from the recent spectacle witnessed with AIG.

Long-time readers of our letters will know that the weighting of financial companies in the portfolio has been modest in recent years. Our sole holding is Brown & Brown, an insurance broker. We have avoided most financials because of their leverage, opaque balance sheets and typically commodity-like returns. During the recent market decline, we decided to revisit the sector to look for opportunities. Though prices were down, the regulatory and accounting uncertainties as well as the fundamental decline in the value of residential and commercial real estate only reinforced our traditional wariness. We expect financials will continue to receive a small allocation of the portfolio.

As an aside, one element of financial regulation we strongly advocate is reform to the over-the-counter (OTC) derivatives market. To date, the main proposed change to the derivatives market would mandate certain OTC contracts to trade on exchanges with central clearing. This is a small first step toward reform. As recently as 2007, the industry sat on a multi-year backlog of unsettled trades. Even this modest reform could be watered down as multiple entities in the U.S. and Europe vie to perform the central clearing function. To be truly effective, a clearing entity must have a picture of all the similar contracts in the market. The creation of more than one clearing entity means none of them is central, defeating the entire concept.

We believe additional steps are needed. Fundamentally, derivatives provide a valuable function. In basic form they allow users to hedge and transfer risk. In the last decade, however, derivative structures have become purposely much more complex. For their brokers (sellers) this provided tremendous profits, and clients (buyers) received a security often with greater leverage, the ability to minimize taxes, or avoid capital requirements. (For readers interested in a fascinating early history of this market and the motivations of its players, we recommend Frank Partnoy's book, F.I.A.S.C.O.) We suggest that the SEC (in conjunction with European regulators) should restrict the market to basic structures.

On the issue of credit default swaps (CDS), we understand the argument that speculators provide liquidity to the market. However, there is no good reason why CDS contracts should ever again reach 3-4x the total amount of bonds and bank loans in existence. We strongly advocate limiting the size of the CDS market to the size of the underlying securities. Until these contracts are exchange traded and cleared with a central position book, it will be impossible to effectively monitor the size of the market.

A third area causing uncertainty involves the monetary policy of the Federal Reserve. While market expectations of Fed actions are always uncertain, the recent policies compound the issue. The current program of quantitative easing (Q.E. — a fancy way to say printing money to buy back outstanding debt) has attracted enormous attention. This unconventional approach has intensified divergent views on inflation/deflation. We will not wade into this debate, but believe that as the Fed nears the midpoint of its $1.75 trillion program of purchasing Treasuries, FNM/FRE mortgage backed securities and GSE debt, the acquisition of these securities will prove easier than their profitable disposal.

Beyond the profitability of the Q.E. program, the market is concerned about the very independence of the Fed. Throughout history, central banks typically have lost independence under circumstances where governments have substantial borrowings which the bank is then pressured to monetize (print money to fund buying). No country can sustain massive monetary stimulus and increasing fiscal deficits over long periods. The Fed argues that the Q.E. program is temporary, limited in scope and contains an exit strategy. Unfortunately, the deficits will not end soon. The longer the Fed pursues Q.E., the more worried market participants will become that the program represents Washington's easy way out from under its borrowings.

Performance

After a searing 25% market decline in the first ten weeks of the year, culminating in an apparent low on March 9, stocks rebounded dramatically for the rest of the month and through April, finishing the quarter 35% above the low for the S&P, and even better for smaller stocks (Russell 2000, +48%).

Perennial's performance in the second quarter, a 22% gain, was one of the best ever, as well as very strong relative to the 15-20% gains of the market indexes.

The portfolio's strongest second-quarter performers were oil service companies Helix (+111%) and Noble (+26%), retailer Signet (+82%), and selected health care companies, Life Technologies (+28%) and Charles River Labs (+24%). In addition, some capital goods and business services companies were strong, notably HNI (+74%), Wabco (+44%), and Brady (+42%).

Relative weakness in the quarter was in truck transport (+5%) and auto parts retailing (+10%), both areas of high outperformance in year 2008 when they had flattish stock prices in a down 35% market.

Perennial's first half portfolio performance was the combination of the huge second quarter and a modest first quarter decline, yielding a year-to-date return for Perennial of nearly 20%, far in excess of the 3-6% gains of most market indexes.

Year-to-date performance for individual portfolio companies is very much like the recent quarter, with many of the strongest gains coming in companies rebounding from weak performance in 2008. In oil service the stand-outs were FMC (+58%), and Helix (+50%), in retailing Signet (+140%) and CarMax (+87%), and in life science research support Life Technologies (+79%). In business services, the strongest names were Copart (+28%) and ScanSource (+27%).

Weakness was mostly in capital goods — Actuant (down 36%), Clarcor (down 12%), and Franklin Electric (down 8%), as well as trucking (down 2%).

The table below shows performance for both Perennial and the benchmark Russell 2500, as well as leading large-cap indexes. Returns both recently and for the longer 10-year period have been remarkably good. Performance for intermediate periods is quite competitive.

	Periods Ended June 30, 2009
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Perennial	22.2%	19.6%	(6.3)%	(0.3)%	6.9%
Russell 2500	20.3%	6.5%	(9.3)%	(0.9)%	3.7%
S&P 500	15.9%	3.2%	(8.2)%	(2.2)%	(2.2)%
Nasdaq	20.3%	17.0%	(4.6)%	(1.4)%	(3.2)%

*  Annualized returns

In addition to comparing performance against various indexes, we can look at other mutual funds. Using data from Lipper for Mid-Cap Core funds, Perennial ranks in the top decile (top 10%) for both the 1-year and 10-year periods, and the top third for 5 years.

	Periods Ended June 30, 2009
	One Year	Five Years*	Ten Years*
FPA Perennial	(18.6)%	0.3%	6.9%
Lipper Mid-Cap Core Funds Average	(29.1)%	(1.1)%	3.3%
Percentile Rank	9	29	9
Total Number of Lipper Mid-Cap Core Funds	382	241	123

*  Annualized returns

Fund Commentary

Difficult though it is to see a silver lining in the nearly unrelenting gloom of the past 18-24 months, we believe we have. It is the ability of many of our portfolio companies to take advantage of the difficult economic environment to improve their market position and financial strength compared to their competitors.

In the past we have spoken more generally of the competitive opportunities which arise for superior companies during challenging economic conditions. Now we would like to discuss this impact in greater detail for a number of the companies in the portfolio.

Knight Transportation and Heartland Express are truckload carriers which have been in the Perennial portfolio for about five years. As shown on the table below, their financial performance far exceeds that of their publicly traded peers, based on the operating margin and return on equity of the past ten years and the most recent balance sheet ratio.

	Operating Margin	Return on Equity	Debt % of Capital*
			(March '09)
Knight	16%	15%	0%
Heartland	18%	18%	0%
Public Competitors	5%	6%	16%

*  Net Cash — Knight $85 million
Heartland $215 million

These financial advantages produce several operational advantages for the two companies. First, in an environment where public competitors are doing none too well and private truckers in many cases are on the edge of failure, the copious cash flows associated with high rates of profitability, as well as their unencumbered balance sheets, permit Knight and Heartland to invest in their operations with positive long-term competitive benefits. These can be summarized as fleet renewal, business expansion, and vendor consolidation by shippers.

We estimate current heavy truck sales in the U.S. are running at a rate of about 40-50% of replacement requirements. Aging rapidly, the U.S. truck fleet currently has an average life of over six years. That is just slightly below the record-high set in 1986. In contrast, Knight and Heartland are keeping the average age of their fleets down by continuing to buy new trucks and trade older ones. This gives Knight and Heartland a number of operational advantages:

•  Reduced maintenance costs

•  Better service reliability — fewer breakdowns

•  New trucks attract drivers

•  New trucks attract customers

•  An opportunity to purchase at discounted prices in the depressed truck manufacturing environment

Next, cash-rich truckers like Knight and Heartland are pursuing geographic expansion by adding terminals in previously unserved regions, and also expanding in new business lines. Knight, for example, is growing in refrigerated service, truck brokerage, and drayage.

Finally, many companies view recessionary times as an opportunity to consolidate vendors, for example reducing their truck carriers to 10 from 20. Knight and Heartland are well positioned for this process, with superior financial strength, the newest fleets, and the ability to negotiate volume discounts with their customers to gain market share.

All together, it is clear to us that Knight and Heartland have the ability and the will to keep investing in their business, unconstrained by competitors' inadequate cash flow, and not hostage to the capital markets for funding. As a result, we expect them to emerge from the weak environment with a greater edge over their competitors, well positioned to grow at an accelerating rate.

CarMax, a portfolio position for many years, has always focused on sales of late-model used cars. Its primary competitors have been the used-car departments of new-car dealers. These dealers, especially the ones selling domestic lines, have come under extreme pressure in recent periods. Not only are sales of cars and light trucks down by 40%, but the U.S. auto manufacturers, whether in or outside of bankruptcy, are shedding a substantial portion of their dealer networks.

With the exception of dealers also representing other strong franchises, we see little chance that they can remain viable competitors to CarMax. Those with a single franchise will lose their association with the new car brand, lose the contribution from new car sales, be banned from selling factory-certified used cars, and have reduced access to "captive" finance companies (GMAC, etc.) for both floor planning and retail sales. Most used cars are sold on credit, so the more financing options the better.

The elimination of new-car sales will put the dealer's service revenue into secular decline and end the flow of trades from new-car sales, a key source of late-model vehicles.

Meanwhile, we believe CarMax will continue to out-compete these dealers with a much larger selection, a highly evolved website, no-haggle prices, and a customer friendly sales process. CarMax sources vehicles through trades, outright purchases, and at auction, has a high level of expertise in car reconditioning, and multiple finance alternatives, including its own in-house operation, CarMax Auto Finance (CAF).

It seems clear to us that, as many new-car dealers leave the business, CarMax's competitive position will only strengthen as it awaits an upturn in used-car demand before resuming its store growth.

A quite different example of a company that is a long-run beneficiary of the difficult environment is Lincare. Impervious to the economic cycle, Lincare has been equally buffeted by storms coming out of Washington, D.C.

Lincare, the leading company in providing oxygen to patients in the home, has seen steady reductions in reimbursement rates paid by Medicare, their largest payor. Although offset by aggressive cost reductions, operating margins have declined over time.

The positive aspect of this is that competitors have much lower margins than Lincare, perhaps by 10-15 points. Many are seeing cash flow go negative with no exit strategy. Lincare would rather take their business when they fold than buy it before. Lincare can add patients to its existing network at relatively low cost, increasing market share and margins at the same time.

As a result Lincare is growing patients at a double-digit rate despite making no acquisitions, and barely expanding its branch network at all. Cash flow is all applied to debt reduction or share repurchase.

We believe the federal government is unlikely to make additional significant cuts in reimbursement in the near term, given the precarious state of many oxygen providers and the deteriorating service levels already prevalent in the industry.

Despite our concern that U.S. consumer spending will remain muted for the foreseeable future, we continue to see good investment potential in Signet Jewelers. Like the other companies highlighted in this letter, we expect the difficult economy to create substantial competitive opportunities for Signet.

Industry consolidation is an area which will certainly improve Signet's competitive position. From 1987 – 2007 the U.S. specialty jewelry sector store base contracted 1.5% a year on average. In 2008, however, 5% of the industry's doors closed for good. We estimate another 3-5% will exit the business in 2009. Among Signet's largest competitors, the reduction has been even more acute. For the ten largest chains at the end of 2006, the last two years saw two of the companies completely liquidated and another two radically cut back. For the entire ten companies, 19% of their doors closed over the 2006 – 2008 period. By the end of this year, we expect that total to rise to 24% of the group's stores. Signet on the other hand will have had a net 3% increase in stores. Through competitor attrition, the company has substantially increased its market share during this difficult period.

Signet's market share will not benefit solely from competitor closings. We expect the company will also grow sales faster than the industry. From 1997 – 2007, we estimate that Signet's same-store sales outpaced the industry by about 3% a year. In 2008 Signet's sales rate trailed the industry when the four previously mentioned head-to-head competitors ran going out of business sales due to bankruptcy or massive restructuring. By the end of last year, the dust had settled from those competitors' actions. In the first quarter 2009, it appears that Signet outgrew the industry by more than 10%. The competitors still in business had slashed advertising and cut store hours far more than Signet. Another area of potential growth is the 20% of Signet's sales which are exclusive products like the new Jane Seymour Open Hearts designs. These items, which represented only 10% of total sales three years ago, are growing substantially faster than the rest of the industry. While we do not expect the magnitude of the first quarter sales outperformance to be sustained, we think a return to the 3%+ excess quarterly sales growth is feasible.

As in the past, we look for Signet's profitability on these sales to greatly exceed the competition. During the period from 2002 – 2007, Signet's operating margin averaged 12% versus the 5-6% range of competitors. In 2008 Signet's margin was 7% compared to (6)% at its main public competitor Zale.

In the first half of 2009, Signet's share price increased 140% while Zale's grew 3%. Over the last year, Signet advanced 5% compared to an 82% decline for Zale. The market has rewarded the industry's strongest performer. We expect that performance to continue in the future.

Closing

We would like to introduce our shareholders to Gregory Herr, a relatively new member of the Perennial management team. Greg joined us in early 2007 and is playing an increasingly important role in managing the Perennial portfolio, along with Steve Geist and me. We also credit Greg with contributing the discussion of macroeconomic issues at the beginning of this letter's commentary.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, perennial@firstpacad.com.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 27, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of more than 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2009
	1 Year	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	-18.59%	0.25%	6.92%
FPA Perennial Fund, Inc. (Net of Sales Charge)	-22.86%	-0.83%	6.34%
Lipper Mid-Cap Core Fund Average	-29.09%	-1.12%	3.37%
Russell 2500 Index	-26.72%	-0.93%	3.67%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2009 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

June 30, 2009

Common Stocks		94.9%
Business Services & Supplies	29.2%
Producer Durable Goods	18.1%
Retailing	13.8%
Energy	8.7%
Health Care	8.6%
Transportation	8.6%
Technology	4.7%
Financial	3.2%
Short-Term Investments		5.2%
Other Assets and Liabilities, net		-0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2009

Shares
NET PURCHASES
Common Stocks
Actuant Corporation (Class A)	150,000
HNI Corporation	12,400
Lincare Holdings, Inc.	11,900
Varian Medical Systems, Inc. (1)	26,000
WABCO Holdings, Inc.	73,500
NET SALES
Common Stocks
Brady Corporation	15,600
Brown & Brown, Inc.	24,500
CarMax , Inc.	45,200
Charles River Laboratories International, Inc.	21,200
CLARCOR, Inc.	13,100
Cognex Corporation (2)	85,900
Copart, Inc.	14,000
FMC Technologies, Inc.	9,500
Franklin Electric Co., Inc.	10,300
Graco Inc.	15,400
Heartland Express, Inc.	50,000
Helix Energy Solutions Group, Inc.	21,900
IDEX Corporation	14,400
Knight Transportation, Inc.	40,100
Life Technologies Corporation	22,400
Manpower, Inc.	11,900
Maxim Integrated Products, Inc.	16,000
Microchip Technology, Incorporated	19,600
Noble Corporation	22,400
O'Reilly Automotive, Inc.	139,800
ScanSource, Inc.	36,300
Signet Jewelers Ltd.	33,400
Zebra Technologies Corporation (Class A)	20,100

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2009

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 29.2%
Brady Corporation	245,900	$6,177,008
Charles River Laboratories International, Inc.*	286,300	9,662,625
CLARCOR, Inc.	173,600	5,067,384
Copart, Inc.*	187,700	6,507,559
Landauer, Inc.	9,200	564,328
Life Technologies Corporation*	312,600	13,041,672
Manpower Inc.	168,100	7,117,354
ScanSource, Inc.*	494,101	12,115,357
		$60,253,287
PRODUCER DURABLE GOODS — 18.1%
Actuant Corporation (Class A)	250,000	$3,050,000
Franklin Electric Co., Inc.	160,600	4,162,752
Graco Inc.	210,800	4,641,816
HNI Corporation	385,700	6,965,742
IDEX Corporation	200,650	4,929,970
WABCO Holdings, Inc.	385,000	6,814,500
Zebra Technologies Corporation (Class A)*	280,500	6,636,630
		$37,201,410
RETAILING — 13.8%
CarMax, Inc.*	609,500	$8,959,650
O'Reilly Automotive, Inc.*	265,000	10,091,200
Signet Jewelers Ltd.	455,300	9,479,346
		$28,530,196
ENERGY — 8.7%
FMC Technologies, Inc.*	125,500	$4,716,290
Helix Energy Solutions Group, Inc.*	344,900	3,749,063
Noble Corporation	312,600	9,456,150
		$17,921,503
HEALTH CARE — 8.6%
Bio-Rad Laboratories, Inc.*	83,600	$6,310,128
Lincare Holdings Inc.*	280,000	6,585,600
Varian Medical Systems, Inc.*	26,000	913,640
VCA Antech, Inc.*	143,800	3,839,460
		$17,648,828
TRANSPORTATION — 8.6%
Heartland Express, Inc.	586,500	$8,633,280
Knight Transportation, Inc.	543,100	8,988,305
		$17,621,585

PORTFOLIO OF INVESTMENTS

June 30, 2009

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 4.7%
Maxim Integrated Products, Inc.	224,900	$3,528,681
Microchip Technology, Incorporated	274,400	6,187,720
		$9,716,401
FINANCIAL — 3.2%
Brown & Brown, Inc.	330,800	$6,592,844
TOTAL COMMON STOCKS — 94.9% (Cost $176,658,734)		$195,486,054
SHORT-TERM INVESTMENTS — 5.2%
Toyota Motor Credit Corporation — 0.13% 07/01/09	$5,737,000	$5,737,000
Chevron Funding Corporation — 0.17% 07/01/09	5,000,000	5,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,737,000)		$10,737,000
TOTAL INVESTMENTS — 100.1% (Cost $187,395,734)		$206,223,054
Other assets less liabilities — (0.1)%		(146,423)
TOTAL NET ASSETS — 100%		$206,076,631

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009

ASSETS
Investments at value:
Investment securities — at market value (identified cost $176,658,734)	$195,486,054
Short-term investments — at amortized cost (maturities 60 days or less)	10,737,000	$206,223,054
Cash		378
Receivable for:
Capital stock sold	$163,255
Dividends	16,560	179,815
		$206,403,247
LIABILITIES
Payable for:
Advisory fees and financial services	$132,464
Capital stock repurchased	124,908
Accrued expenses	69,244	326,616
NET ASSETS		$206,076,631
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 8,232,714 outstanding shares		$82,327
Additional paid-in capital		199,197,085
Accumulated net realized loss on investments		(12,038,907)
Undistributed net investment income		8,806
Unrealized appreciation of investments		18,827,320
NET ASSETS		$206,076,631
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$25.03
Maximum offering price per share (100/94.75 of per share net asset value)		$26.42

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2009

INVESTMENT INCOME
Interest		$7,652
Dividends		974,579
		$982,231
EXPENSES:
Advisory fees	$615,715
Transfer agent fees and expenses	175,438
Financial services	90,879
Registration fees	39,688
Legal fees	38,468
Reports to shareholders	37,181
Audit and tax fees	35,300
Custodian fees and expenses	29,648
Directors fees and expenses	13,500
Insurance	6,826
Other fees and expenses	1,550
Reimbursement from Investment Adviser	(100,401)	983,792
Net investment loss		$(1,561)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$15,269,622
Cost of investment securities sold	19,346,028
Net realized loss on investments		$(4,076,406)
Change in unrealized depreciation of investments:
Unrealized deppreciation at beginning of period	$(17,786,516)
Unrealized appreciation at end of period	18,827,320
Change in unrealized depreciation of investments		36,613,836
Net realized and unrealized gain on investments		$32,537,430
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$32,535,869

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$(1,561)		$646,526
Net realized loss on investments	(4,076,406)		(6,115,815)
Change in unrealized depreciation of investments	36,613,836		(123,147,176)
Change in net assets resulting from operations		$32,535,869		$(128,616,465)
Distributions to shareholders from:
Net investment income	—		$(636,159)
Net realized capital gains	—	—	(3,241,015)	(3,877,174)
Capital Stock transactions:
Proceeds from Capital Stock sold	$11,282,890		$31,997,877
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		3,186,307
Cost of Capital Stock repurchased*	(24,256,116)	(12,973,226)	(107,421,688)	(72,237,504)
Total change in net assets		$19,562,643		$(204,731,143)
NET ASSETS
Beginning of period		186,513,988		391,245,131
End of period, including undistributed net investment income of $8,806 and $10,367 at June 30, 2009 and December 31, 2008, respectively		$206,076,631		$186,513,988
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		508,582		1,140,407
Shares issued to shareholders upon reinvestment of dividends and distributions		—		112,235
Shares of Capital Stock repurchased		(1,189,068)		(3,801,067)
Change in Capital Stock outstanding		(680,486)		(2,548,425)

*  Net of redemption fees of $9,689 and $68,196 collected for the years ended June 30, 2009 and December 31, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$20.93		$34.14	$34.64	$34.39	$31.14	$27.05
Income from investment operations:
Net investment income (loss)	$—	*	$0.07	$0.15	$0.26	$0.10	$(0.02)
Net realized and unrealized gain (loss) on investment securities	4.10		(12.89)	2.26	1.13	3.89	4.41
Total from investment operations	$4.10		$(12.82)	$2.41	$1.39	$3.99	$4.39
Less distributions:
Dividends from net investment income	—		$(0.07)	$(0.16)	$(0.25)	$(0.10)	—
Distributions from net realized capital gains	—		(0.32)	(2.75)	(0.89)	(0.64)	$(0.30)
Total distributions	—		$(0.39)	$(2.91)	$(1.14)	$(0.74)	$(0.30)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$25.03		$20.93	$34.14	$34.64	$34.39	$31.14
Total investment return**	19.59%		(37.84)%	7.10%	4.06%	12.81%	16.25%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$206,077		$186,514	$391,245	$554,305	$490,410	$266,097
Ratio of expenses to average net assets:
Before reimbursement from Investment Adviser	1.19	%†	1.02%	0.96%	0.91%	0.90%	0.97%
After reimbursement from Investment Adviser	1.08	%†	1.02%	0.96%	0.91%	0.90%	0.97%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Investment Adviser	(0.11	)%†	0.22%	0.37%	0.75%	0.37%	(0.07)%
After reimbursement from Investment Adviser	0.00	%†	0.22%	0.37%	0.75%	0.37%	(0.07)%
Portfolio turnover rate	6	%†	11%	10%	16%	10%	16%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2009 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $4,969,915 for the six months ended June 30, 2009. Realized gains or losses are based on the specific-certificate identification method.

The cost of investment securities held at June 30, 2009, for federal income tax purposes was $178,133,158. Gross unrealized appreciation and depreciation for all investments at June 30, 2009 for federal income tax purposes was $39,293,223 and $21,940,327, respectively, resulting in net unrealized appreciation of $17,352,896. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended June 30, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2004 or by state tax authorities for years ended before December 31, 2003.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Investment Adviser"). Under the terms of this Agreement, the Fund pays the Investment Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Investment Adviser an amount equal to 0.10%

NOTES TO FINANCIAL STATEMENTS

Continued

of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2009, the Fund paid aggregate fees of $13,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended June 30, 2009, the Fund collected $9,689 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended June 30, 2009, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $7,571 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on January 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2009:

Level 1 – Quoted Prices	$195,486,054
Level 2 – Other significant observable inputs	10,737,000	*
Level 3 – Significant unobservable inputs	—
Total investments	$206,223,054

*  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTE 7 — Line of Credit

On February 27, 2009, the Fund, along with FPA Paramount Fund, Inc., collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended June 30, 2009, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2009

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2008	$1,000.00	$1,000.00
Ending Account Value June 30, 2009	$1,195.90	$1,019.58
Expenses Paid During Period*	$5.88	$5.42

*  Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2009 (181/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Director & Chairman† Years Served: 11	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (72)*	Director† Years Served: <1	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Lawrence J. Sheehan – (76)*	Director† Years Served: 18	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (64)	Director†, President & Portfolio Manager Years Served: 25	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (55)	Executive Vice President & Portfolio Manager Years Served: 13	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (49)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 26	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee Member.

Additional information about the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, MA 02266-8115

30 Dan Road
Canton, MA 02021-2809
(800) 638-3060
(617) 483-5000

TICKER: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009, is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                          Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                                                          Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                                                          Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                                                          Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                                                          Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                          Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                                                          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                    Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                    Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                   Exhibits.

(a)(1)                 Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR.  Not Applicable to this semi-annual report.

(a)(2)                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                 Not Applicable

(b)                                Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:    August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:    August 21, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:    August 21, 2009